Exhibit 10.11

                                 ADVANCEME, INC.
                                                                      [ ]1029131

         Agreement dated May 12, 2004 between ADVANCEME, INC. (the "Company") and the merchant listed below ("Merchant").

                              MERCHANT INFORMATION

Business Legal Name:  Cord Partners, Inc.
--------------------------------------------------------------------------------
D/B/A:  Cord Partners, Inc.         State of Incorporation/Organization:  FL
        -------------------                                               ------

Type of Entity:   [x] corporation            [ ] limited liability company            [ ] partnership
                  [ ] limited partnership    [ ] limited liability partnership        [ ] sole partnership

Physical address:  10940 Wilshire Boulevard    City:  Los Angeles          State:  CA      Zip:  90024
                   ------------------------           -----------                  --            -----
Mailing address:  10940 Wilshire Boulevard     City:  Los Angeles          State:  CA      Zip:  90024
                  ------------------------            -----------                  --            -----

Date business started (mm/yy):  01/03         Federal ID or SS#: 651167067
                                --------                         ------------
Contact Name:  Matt Schissler                        Position:  owner
               -----------------------------                    ----------------
Phone: (310) 443-4153 Fax: (310) 443-4154 Email:           Web Site:
       --------------      --------------       ----------          ------------
Bank Name:  Bank of America          City:  Los Angeles           State: CA
            ------------------              --------------               -------

                     PURCHASE AND SALE OF FUTURE RECEIVABLES

Upon payment by the Company to the Merchant of the purchase price specified below (the "Purchase Price"), the Company will hereby be purchasing from the undersigned Merchant and Merchant will hereby be selling to the Company, Merchant's interest in the percentage specified below (the "Specified Percentage") of each of its future credit card receivables (the "Future Receivables") due to Merchant from a credit card processor acceptable to the Company ("Processor") until the amount specified below (the "Specified Amount") of Future Receivables has been delivered by Merchant to the Company.

Purchase Price: =          $21,000.00               Specified Percentage: = 17%
                           ----------                                       ---
Specified Amount: =        $28,404.00
                           ----------

Merchant (i) agrees to enter into an agreement ( the "Processing Agreement") acceptable to the Company with Processor to obtain credit and processing services and (ii) hereby authorizes the Processor to pay the cash attributable to the Specified Percentage of each of the Future Receivables to the Company rather than to the Merchant until the Company receives the cash attributable to the Specified Amount of Future Receivables from the Processor.

                               PERSONAL GUARANTEE

The owners of Merchant (such owners, whether shareholders, partners or other owners are referred to herein as "Owners") hereby guarantee Merchant's performance of all of the covenants made by Merchant in this Agreement, including the covenants contained in the next sentence (the "Merchant Contractual Covenants"). Merchant agrees (i) to conduct its business consistent with past practice; (ii) to exclusively use Processor for the processing of all its credit card transactions; (iii) not to take any action to discourage the use of credit cards or to permit any event to occur which could have an adverse effect on the use, acceptance or authorization of credit cards for the purchase of Merchant's services and products; (iv) not to change its arrangement with Processor in any way which is adverse to the Company; (v) not to take any action that has the effect of causing the credit card processor through which the major credit cards are settled to be changed from Processor to another credit card processor; and (vi) not to sell, dispose, convey or otherwise transfer its business or assets without the express prior written consent of the Company and the assumption of all of Merchant's obligations under this Agreement pursuant to documentation reasonably satisfactory to the Company.


MERCHANT

By:  Matthew L. Schissler                            /s/ Matthew L. Schissler
     ---------------------------------------         ---------------------------
                  (Print Name)                                       (Signature)

WITNESS

By:  Stephanie A, Schissler                          /s/ Stephanie A. Schissler
     ---------------------------------------         ---------------------------
                  (Print Name)                                       (Signature)

OWNER/GUARANTOR

By:
     ---------------------------------------         ---------------------------
                  (Print Name)                                       (Signature)

By:
     ---------------------------------------         ---------------------------
                  (Print Name)                                       (Signature)

WITNESS

By:
     ---------------------------------------         ---------------------------
                  (Print Name)                                       (Signature)

ADVANCEME, INC.

By:  /s/ Miriam Adelberg                    Associate Name:  Miriam Adelberg
    --------------------                                     ---------------
                                            Associate ID:    520
                                                             ---

To the extent set forth herein, each of the parties is obligated upon their execution of the Agreement.

The above-signed represents that he or she is authorized to sign this Agreement for Merchant and that the information provided in this and all of the Company's forms is true and accurate in all respects. If the information is false or inaccurate, the Merchant shall be deemed in material breach of all agreements between the Merchant and the Company and the Company shall be entitled to all remedies available under law.

The Company may produce a monthly statement reflecting the delivery of the Future Receivables from the Merchant via the Processor. Merchant hereby agrees to a $0 administrative fee per month for the production of the monthly statement and further agrees that the Company may debit such administrative fee from the Merchant's bank account each month via the automated clearing house system.

An investigative or consumer report may be made in connection with the Merchant Agreement. Merchant and each of the above-signed authorizes the Company and its agents and representatives and any credit reporting agency employed by the Company to investigate any references given or any other statements of data obtained from or about Merchant or any of its principals for the purpose of this Agreement and to pull credit reports at any time now or in the future on the Merchant and Owner/Guarantor(s).

                                 ADVANCEME, INC.

                   ADDITIONAL TERMS OF THE MERCHANT AGREEMENT

         Capitalized terms used but not defined in these Additional Terms of the Agreement shall have the meanings assigned to such terms on the face of this Agreement.

I.       PROCESSING AGREEMENT.

         Section 1.1. Processing Agreement. Merchant understands that the Processing Agreement (as well as the authorization set forth on the face hereof) irrevocably authorizes Processor to pay the cash attributable to the Specified Percentage of each of the Future Receivables to the Company rather than to Merchant until the Company receives the cash attributable to the Specified Amount of Future Receivables from Processor. This authorization may only be revoked with the prior written consent of the Company. Merchant agrees that Processor may rely upon the instructions of the Company, without any independent verification, in making the cash payments described above. Merchant waives any claim for damages it may have against Processor in connection with actions taken based on instructions from the Company unless such damages were due to Processor's failure to follow the Company's instructions. Merchant understands that (a) Processor will be acting on behalf of the Company with respect to the Specified Percentage of Future Receivables until the cash attributable to the Specified Amount of Future Receivables has been remitted by Processor to the Company, (b) the Company is not affiliated with the Processor and has no relationship with the Processor other than through the Processing Agreement, (c) the Company does not have any power or authority to control Processor's actions with respect to the processing of credit card transactions and (d) the Company is not responsible for Processor's actions and agrees to hold the Company harmless for the actions of Processor.

         Section 1.2. Merchant Instructions to Processor. The Merchant will irrevocably instruct the Processor to hold the Specified Percentage of the Future Receivables on behalf of the Company and to remit directly to the Company the cash attributable to such Specified Percentage at the same time it remits to Merchant the cash attributable to the balance of such Future Receivables which was not sold to the Company by Merchant.

         Section 1.3. Transactional History. Merchant acknowledges and agrees that Processor may provide the Company with Merchant's credit card history without the prior consent of the Merchant.

         Section 1.4. Indemnification of Processor. Merchant indemnifies and holds Processor, its officers, directors, affiliates, employees, agents and representatives harmless from and against all losses, damages, claims, liabilities and expenses (including reasonable attorneys' fees) suffered or incurred by Processor resulting from actions taken by Processor in reliance upon information or instructions provided to Processor by the Company.

         Section 1.5. No Liability for Processor. In no event will the Processor be liable for any claims asserted by the Merchant under any theory of law, including any tort or contract theory for lost profits, lost revenues, lost business opportunities, exemplary, punitive, special, incidental, indirect or consequential damages, each of which is hereby expressly waived by the Merchant.

         Section 1.6. Processor Commissions. The Company and Merchant understand that Processor will charge a fee or commission for processing receipts representing Future Receivables which have become actual receivables (the "Processor's Fee") as set forth in the Processing Agreement. The Company and the Merchant understand that with respect to each such receipt, Processor will deduct a pro rata portion of the Processor's Fee from each such receipt based on the relative size of the cash attributable to the Specified Percentage of such Future Receivable sold by Merchant to the Company and the cash attributable to the portion of such Future Receivable which was retained by Merchant.

         Section 1.7. No Modification of Processing Agreement. Merchant will comply with the Processing Agreement and will not modify the Processing Agreement in a manner that could have an adverse effect upon the Company's interests, without the Company's prior written consent.

         Section 1.8. Processing Trial; Decision to Purchase Future Receivables. After this Agreement has been signed by both the Merchant and the Company but prior to the Company's determination as to whether to pay the Purchase Price, Merchant agrees to permit the Company to instruct the Processor to conduct a short processing trial (the "Processing Trial") in order to ensure that the Merchant's credit card transactions are being correctly processed through Processor and that the cash attributable to the Specified Percentage of any Future Receivables purchased by the Company is being appropriately remitted to the Company. The Company agrees to make a determination as to whether to purchase the Specified Amount of Future Receivables promptly after the commencement of the Processing Trial. If the Company determines to purchase Specified Amount of Receivables, then all of the cash received by the Company in connection with the Processing Trial prior to the payment of the Purchase Price shall be applied to reduce the Specified Amount. Nothing herein shall create an obligation on behalf of the Company to purchase any Future Receivables, and the company expressly reserves the right to not purchase the Specified Amount of Future Receivables and not pay the Purchase Price to Merchant. If the Company decides to not purchase the Specified Amount of Future Receivables and not pay the Purchase Price, this Agreement shall have no further effect and the Company shall, promptly after receipt from the Processor, return to the Merchant any cash received by the Company in connection with the Processing Trial.

         Section 1.9. Additional Amount. In the event that the amount of cash remitted by Processor to the Company pursuant to this Agreement exceeds the Specified Amount (such cash being the "Excess Cash") by at least $20.00, the Company agrees to pay such Excess Cash to Merchant promptly after receipt thereof by the Company. In the event the Excess Cash is less than $20.00, the Company agrees to pay such Excess Cash to Merchant promptly after the receipt of a written request from Merchant within six months for such Excess Cash. The Merchant acknowledges that the Company has no obligation to take any action (including against the Processor) with respect to any cash being held by Processor, which will become Excess Cash once it is paid by the Processor to the Company, prior to the receipt of such Excess Cash by the Company.

         Section 1.10. Reliance on Terms. Sections 1.1, 1.2, 1.3, 1.4, 1.5, 1.6, 1.7, 1.8 and 1.9, and this Section 1.10, as well as provisions on the face of this Agreement are agreed to for the benefit of Merchant, the Company and Processor, and notwithstanding the fact that Processor is not a party to this Agreement, Processor may rely upon their terms and raise them as a defense in any action. No amendment to, or modification or deletion of, any of the aforementioned Sections shall be made without the prior written consent of Processor.

II.      ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS.

         Merchant and the Owners represent, warrant and covenant that as of this date and during the term of this Agreement:

         Section 2.1. Merchant Contractual Covenants. Merchant agrees to comply with the Merchant Contractual Covenants set forth on the face of the Agreement.

         Section 2.2. Information Regarding Business. The information (financial and other) provided by or on behalf of Merchant to the Company in connection with the execution of or pursuant to this Agreement is true and correct in all material respects. Merchant shall furnish the Company and Processor such information as the Company may request from time to time.

         Section 2.3. Reliance on Information. Merchant acknowledges that the information (financial and other) provided by Merchant has been relied upon by the Company in connection with its decision to purchase the Future Receivables.

         Section 2.4. Governmental Approvals. Merchant possesses and is in compliance with all permits, licenses, approvals, consents and other authorizations necessary to conduct its business. Merchant is in compliance with any and all applicable federal, state and local laws and regulations. Merchant possesses all requisite permits, authorizations and licenses to own, operate and lease its properties and to conduct the business in which it is presently engaged.

         Section 2.5. Authorization. Merchant, and the person(s) signing this Agreement on behalf of Merchant, have full power and authority to enter into and perform the obligations under this Agreement and the Processing Agreement, all of which have been duly authorized by all necessary and proper action.

         Section 2.6. Insurance. Merchant will maintain insurance in such amounts and against such risks as are consistent with past practice and shall show proof of such insurance upon the reasonable request of the Company.

         Section 2.7. Change Name or Location. Merchant will not conduct Merchant's businesses under any name other than as disclosed to Processor or the Company or change any of its places of business.

         Section 2.8. Merchant Not Indebted to Company. The Merchant is not a debtor of the Company as of the date of this Agreement.

         Section 2.9. Exclusive Use of Processor. Merchant understands that the services of the Processor is the exclusive means by which the Merchant can process its credit card transactions.

III.     ADDITIONAL TERMS.

         Section 3.1. Sale of Future Receivables. Merchant and the Company agree that the Purchase Price paid by the Company in exchange for the Specified Amount of Future Receivables in a purchase of the Specified Amount of Future Receivables and is not intended to be, nor shall it be construed as, a loan from the Company to Merchant.

         Section 3.2. No Right to Repurchase. Merchant acknowledges that it has no right to repurchase the Specified Amount of Future Receivables from the Company.

         Section 3.3. Term of the Agreement. This Agreement shall be in full force and effect until the Specified Amount of Future Receivables has been delivered by Merchant to the Company.

         Section 3.4. Recision of Agreement. Merchant agrees that in the event that the representations and warranties in Sections 2.2 or 2.7 are not true and correct, the Company shall be entitled to rescind this Agreement and to the return (and Merchant agrees to so return) of the Purchase Price less any cash attributable to Future Receivables that has been received by the Company. Merchant agrees that the Company may automatically debit such recision amount from Merchant's bank account via the automated clearing house system or wire transfer.

         Section 3.5. Remedies. In the event that any of the representations and warranties contained in this Agreement are not true and correct or in the event of a breach of any of the covenants contained in this Agreement, including the Merchant Contractual Covenants, the Company shall be entitled to all remedies available under law, including but not limited to the right to non-judicial foreclosure. In the event that Merchant breaches the specified Merchant Contractual Covenant (v) on the face of this Agreement, the Merchant agrees that the Company will be entitled to, but not limited to damages equal to the amount by which the cash attributable to the Specified Amount of Future Receivables exceeds the amount of cash received from Future Receivables exceeds the amount of cash received from Future Receivables that have previously been delivered by Merchant to the Company under this Agreement. Merchant hereby agrees that the Company may automatically debit such damages from Merchant's bank account via an automated clearing house system or wire transfer.

         Section 3.6. UCC-1 Financing Statement. To secure the performance of the Merchant Contractual Covenants and all of the other obligations of the Merchant to the Company under this Agreement, Merchant grants to Company a continuing priority security interest, subject only to the security interest of the Processor, if any, in the following property of the Merchant: (a) All accounts, chattel paper, documents, equipment, general intangibles, instruments, inventory (as those terms are defined in Article 9 of the Uniform Commercial Code in effect from time-to-time in the State of New York) wherever located, now or hereafter owned or acquired by the Merchant; (b) All trademarks, trade names, service marks, logos and other sources of business identifiers, and all registrations, recordings and applications with the U.S. Patent and Trademark Office and all renewals, reissues and extensions thereof (collectively "Trademarks") whether now owned or hereafter acquired, together with any written agreement granting any right to use any Trademarks; and (c) All proceeds, as that term is defined in Article 9 of the Uniform Commercial Code. Merchant understands that the Company will file one or more UCC-1 Financing Statements prior to each sale of Future Receivables in order to perfect the interest created under the U.C.C. upon the sale. The UCC-1 Financing Statements will state that the sale of the Future Receivables is intended to be a sale and not an assignment for security.

IV.      MISCELLANEOUS.

         Section 4.1. Modifications; Amendments. No modification, amendment, or waiver of any provision of this Agreement shall be effective unless the same shall be in writing and signed by the party affected.

         Section 4.2. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be delivered by mail, overnight delivery or hand delivery to the respective parties to this Agreement. Notice to the Company shall be sent to the following address:

         Advanceme, Inc.
         c/o Office of Corporate Secretary
         2 Overhill Road, Suite 410
         Scarsdale, NY  10583-5323

         Section 4.3. Waiver; Remedies. No failure on the part of the Company to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right under this Agreement preclude any other or further exercise of any other right. The remedies provided hereunder are cumulative and not exclusive of any remedies provided by law or equity.

         Section 4.4. Binding Effect. This Agreement shall be binding upon and inure to the benefit of Merchant, the Company and their respective successors and assigns, except that Merchant shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Company which consent may be withheld in the Company's sole discretion. The Company reserves the right to assign this Agreement with or without prior notice to Merchant.

         Section 4.5. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. Merchant hereby submits to the jurisdiction of any New York state or federal court sitting in the Borough of Manhattan of The City of New York or any Georgia state or federal court sitting in Cobb County. Merchant hereby waives any claim that the action is brought in an inconvenient forum, that the venue of the action is improper, or that this Agreement or the transactions of which this Agreement is a part may not be enforced in or by any of the above-named courts.

         Section 4.6. Costs to Enforce Merchant Agreement Payable by Merchant. The Company shall be entitled to receive from Merchant and Merchant shall pay, all reasonable costs associated with a breach by Merchant of the Merchant Contractual Covenants or other obligations or any of the representations and warranties of the Merchant and the enforcement thereof, including but not limited to court costs and attorney's fees.

         Section 4.7. Survival of Representations, etc. All representations, warranties and covenants herein shall survive the execution and delivery of this Agreement and shall continue in full force and effect until all obligations under this Agreement shall have been satisfied in full and this Agreement shall have terminated.

         Section 4.8. Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.

         Section 4.9. Entire Agreement. This Agreement contains the entire agreement and understanding between Merchant and the Company and supersedes all prior agreements and understandings relating to the subject matter hereof unless otherwise specifically reaffirmed or restated herein.

         Section 4.10. Jury Trial Waiver. The parties hereto waive trial by jury in any court in any suit, action or proceeding on any matter arising in connection with or in any way related to the transaction of which this agreement is a part or the enforcement hereof, except where such waiver is prohibited by law or deemed by a court of law to be against public policy. The parties hereto acknowledge that each makes this waiver knowingly, willingly and voluntarily and without duress, and only after extensive consideration of the ramifications of this waiver with their attorneys.